                                                                    EXHIBIT 99.7

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan
Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law.
Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co.
Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

     ASSUMPTIONS        5 CPR
     AFC INCL CAP       Net WAC Cap + Cap Payment/AAA Balance * 360/Actual
     1/6M LR            5 - 6 - 7 - 8 respectively

     CDC-2004-HE4

Period         AFC incl Cap       A2 Balance         Period   AFC incl Cap      A2 Balance

     1                 5.72      200,000,000.00         1             5.72      200,000,000.00
     2                 6.05      198,121,714.42         2             6.05      198,121,714.42
     3                 6.38      196,119,417.38         3             6.38      196,119,417.38
     4                 7.44      193,993,492.39         4             7.44      193,993,492.39
     5                 6.72      191,744,320.62         5             6.72      191,744,320.62
     6                 6.94      189,504,166.82         6             6.94      189,504,166.82
     7                 6.72      187,272,991.26         7             6.72      187,272,991.26
     8                 6.94      185,050,754.41         8             6.94      185,050,754.41
     9                 6.72      182,837,416.87         9             6.72      182,837,416.87
    10                 6.72      180,633,010.72        10             6.72      180,633,010.72
    11                 6.94      178,437,425.09        11             6.94      178,437,425.09
    12                 6.72      176,250,621.10        12             6.72      176,250,621.10
    13                 6.94      174,072,560.01        13             6.94      174,072,560.01
    14                 6.72      171,903,203.26        14             6.72      171,903,203.26
    15                 6.72      169,742,512.46        15             6.72      169,742,512.46
    16                 7.44      167,590,489.11        16             7.44      167,590,489.11
    17                 6.72      165,447,055.16        17             6.72      165,447,055.16
    18                 6.94      163,312,172.67        18             6.94      163,312,172.67
    19                 6.72      161,185,803.88        19             6.72      161,185,803.88
    20                 6.94      159,067,911.18        20             6.94      159,067,911.18
    21                 6.94      156,958,457.13        21             6.94      156,958,457.13
    22                 8.47      154,863,956.40        22             8.47      154,863,956.40
    23                 8.75      152,802,004.64        23             8.75      152,802,004.64
    24                 8.47      150,748,040.61        24             8.47      150,748,040.61
    25                 8.75      148,702,027.28        25             8.75      148,702,027.28
    26                 8.47      146,663,927.77        26             8.47      146,663,927.77
    27                 8.55      144,633,705.33        27             8.56      144,633,705.33
    28                10.24      142,613,183.81        28            10.25      142,613,518.93
    29                 9.25      140,629,623.63        29             9.26      140,630,355.32
    30                 9.56      138,653,705.55        30             9.57      138,654,832.48
    31                 9.25      136,685,393.41        31             9.26      136,686,914.22
    32                 9.56      134,724,651.16        32             9.57      134,726,564.51
    33                 9.33      132,771,442.88        33             9.40      132,773,747.42
    34                 9.73      130,824,609.88        34            10.26      130,828,575.17
    35                10.06      128,896,471.27        35            10.61      128,916,713.67
    36                 9.73      126,975,470.19        36            10.27      127,011,946.30
    37                10.06      125,061,780.43        37            10.61      125,114,446.77
    38                 9.74      123,155,366.69        38            10.27      123,224,179.72
    39                 9.77      121,256,193.80        39            10.32      121,341,109.90
    40                10.53      119,365,765.72        40            11.25      119,466,741.20
    41                 9.85      117,485,963.85        41            10.53      117,607,062.01
    42                10.18      115,613,323.39        42            10.88      115,754,489.57
    43                 9.85      113,747,759.74        43            10.53      113,908,939.19
    44                10.18      111,889,238.39        44            10.88      112,070,376.22
    45                 9.88      110,037,724.91        45            10.57      110,238,766.14
    46                 9.93      108,194,159.44        46            10.65      108,415,332.08
    47                10.27      106,359,448.44        47            11.00      106,601,642.04
    48                 9.93      104,531,670.46        48            10.65      104,794,825.46
    49                10.27      102,710,752.17        49            11.01      102,994,808.86
    50                 9.94      100,896,659.75        50            10.65      101,201,558.31
    51                 9.94       99,089,359.53        51            10.67       99,415,039.96
    52                11.00       97,288,823.73        52            11.86       97,635,849.50
    53                 9.94       95,495,013.09        53            10.72       95,864,619.05
    54                10.27       93,707,904.40        54            11.08       94,100,044.13
    55                 9.94       91,927,454.31        55            10.72       92,342,061.14
    56                10.27       90,153,467.38        56            11.08       90,590,500.35
    57                 9.95       88,384,491.56        57            10.73       88,843,919.67
    58                 9.96       86,611,111.08        58            10.74       87,094,368.75
    59                10.29       84,841,379.61        59            11.10       85,348,545.67
    60                 9.96       83,078,311.47        60            10.74       83,609,311.25
    61                10.29       81,321,711.30        61            11.10       81,876,469.86
    62                 9.96       79,571,546.40        62            10.74       80,149,988.59
    63                 9.96       77,827,784.19        63            10.75       78,429,834.64
    64                11.04       76,090,477.44        64            11.90       76,716,060.50
    65                 9.97       74,359,643.16        65            10.75       75,008,689.90
    66                10.30       72,635,128.13        66            11.11       73,307,587.62
    67                 9.97       70,916,885.35        67            10.75       71,612,681.04
    68                10.30       69,204,882.81        68            11.11       69,923,937.89
    69                 9.97       67,499,088.60        69            10.76       68,241,325.97
    70                 9.97       65,799,514.44        70            10.76       66,564,887.00
    71                10.31       64,106,106.25        71            11.12       64,894,631.85
    72                 9.98       62,418,811.00        72            10.76       63,230,423.93
    73                10.31       60,737,597.22        73            11.12       61,572,218.56
    74                 9.98       59,062,433.54        74            10.77       59,919,984.08
    75                 9.98       57,393,288.69        75            10.77       58,273,688.90
    76                11.05       55,730,131.51        76            11.92       56,633,339.36
    77                 9.98       54,072,930.95        77            10.77       54,998,884.64
    78                10.31       52,421,656.05        78            11.13       53,370,274.83
    79                 9.98       50,776,275.96        79            10.77       51,747,478.73
    80                10.31       49,136,759.94        80            11.13       50,130,465.23
    81                 9.98       47,503,077.33        81            10.77       48,519,203.34
    82                 9.98       45,875,197.60        82            10.77       46,913,662.13
    83                10.32       44,253,090.29        83            11.14       45,313,810.79
    84                 9.98       42,636,725.07        84            10.78       43,719,618.59
    85                10.32       41,026,071.70        85            11.14       42,131,054.90
    86                 9.99       39,421,100.01        86            10.78       40,548,089.17
    87                 9.99       37,821,779.98        87            10.78       38,970,690.96
    88                10.68       36,228,081.64        88            11.52       37,398,829.89
    89                 9.99       34,639,975.15        89            10.78       35,832,475.71
    90                10.32       33,057,430.75        90            11.14       34,271,598.22
    91                 9.99       31,480,418.78        91            10.78       32,716,167.33
    92                10.32       29,908,909.68        92            11.14       31,166,153.04
    93                 9.99       28,342,873.97        93            10.79       29,621,525.42
    94                 9.99       26,782,282.28        94            10.79       28,082,254.64
    95                10.33       25,227,105.33        95            11.15       26,548,310.96
    96                 9.99       23,677,313.93        96            10.79       25,019,664.70
    97                10.33       22,132,878.98        97            11.15       23,496,286.30
    98                10.00       20,593,771.48        98            10.79       21,978,146.26
    99                10.00       19,059,962.52        99            10.79       20,465,215.17
   100                11.07       17,531,423.27       100            11.95       18,957,463.71
   101                10.00       16,008,125.00       101            10.80       17,454,862.62
   102                10.33       14,490,039.08       102            11.16       15,957,382.74
   103                10.00       12,977,136.95       103            10.80       14,464,994.99
   104                10.33       11,469,390.13       104            11.16       12,977,670.37
   105                10.00        9,966,770.27       105            10.80       11,495,379.95
   106                10.00        8,469,249.07       106            10.80       10,018,094.90
   107                10.34        6,976,798.32       107            11.16        8,545,786.44
   108                10.00        5,489,389.92       108            10.80        7,078,425.89
   109                10.34        4,006,995.83       109            11.16        5,615,984.64
   110                10.01        2,529,588.11       110            10.81        4,158,434.15
   111                10.01        1,057,138.90       111            10.81        2,705,745.97
                                                      112            11.97        1,257,891.72

   Period    AFC incl Cap      A2 Balance         Period   AFC incl Cap     A2 Balance

      1          6.22          200,000,000.00        1        7.22          200,000,000.00
      2          6.54          198,121,714.42        2        7.52          198,121,714.42
      3          6.87          196,119,417.38        3        7.83          196,119,417.38
      4          7.91          193,993,492.39        4        8.86          193,993,492.39
      5          7.18          191,744,320.62        5        8.11          191,744,320.62
      6          7.40          189,504,166.82        6        8.31          189,504,166.82
      7          7.16          187,272,991.26        7        8.05          187,272,991.26
      8          7.38          185,050,754.41        8        8.25          185,050,754.41
      9          7.14          182,837,416.87        9        7.99          182,837,416.87
     10          7.13          180,633,010.72       10        7.96          180,633,010.72
     11          7.35          178,437,425.09       11        8.16          178,437,425.09
     12          7.11          176,250,621.10       12        7.90          176,250,621.10
     13          7.33          174,072,560.01       13        8.10          174,072,560.01
     14          7.09          171,903,203.26       14        7.84          171,903,203.26
     15          7.09          169,742,512.46       15        7.82          169,742,512.46
     16          7.80          167,590,489.11       16        8.51          167,590,489.11
     17          7.07          165,447,055.16       17        7.76          165,447,055.16
     18          7.28          163,312,172.67       18        7.96          163,312,172.67
     19          7.05          161,185,803.88       19        7.71          161,185,803.88
     20          7.26          159,067,911.18       20        7.90          159,067,911.18
     21          7.25          156,958,457.13       21        7.87          156,958,457.13
     22          8.47          154,863,956.40       22        8.47          154,863,956.40
     23          8.75          152,802,004.64       23        8.75          152,802,004.64
     24          8.47          150,748,040.61       24        8.47          150,748,040.61
     25          8.75          148,702,027.28       25        8.75          148,702,027.28
     26          8.47          146,663,927.77       26        8.47          146,663,927.77
     27          8.56          144,633,705.33       27        8.56          144,633,705.33
     28         10.25          142,613,518.93       28       10.25          142,613,518.93
     29          9.26          140,630,362.79       29        9.26          140,630,362.79
     30          9.57          138,654,847.40       30        9.57          138,654,847.40
     31          9.26          136,686,936.58       31        9.27          136,686,936.58
     32          9.57          134,726,594.28       32        9.57          134,726,594.28
     33          9.42          132,773,784.59       33        9.42          132,773,784.59
     34         10.28          130,829,132.71       34       10.29          130,829,135.23
     35         10.63          128,917,888.52       35       10.63          128,917,908.52
     36         10.29          127,013,737.00       36       10.29          127,013,774.46
     37         10.63          125,116,851.88       37       10.63          125,116,906.77
     38         10.29          123,227,197.77       38       10.29          123,227,270.07
     39         10.39          121,344,739.45       39       10.42          121,344,829.12
     40         11.93          119,471,816.98       40       11.97          119,472,497.85
     41         11.16          117,628,541.03       41       11.20          117,630,104.57
     42         11.53          115,792,341.60       42       11.57          115,794,786.54
     43         11.16          113,963,133.89       43       11.20          113,966,458.99
     44         11.53          112,140,883.21       44       11.57          112,145,087.20
     45         11.21          110,325,554.95       45       11.27          110,330,636.57
     46         11.32          108,518,372.13       46       11.55          108,524,639.09
     47         11.70          106,721,765.60       47       11.94          106,733,350.39
     48         11.33          104,932,000.30       48       11.56          104,948,895.86
     49         11.71          103,149,002.66       49       11.94          103,171,201.88
     50         11.33          101,372,738.64       50       11.56          101,400,234.40
     51         11.37           99,603,174.29       51       11.60           99,635,959.43
     52         12.67           97,841,299.93       52       12.93           97,879,367.27
     53         11.45           96,088,434.23       53       11.68           96,131,776.55
     54         11.83           94,342,188.36       54       12.07           94,390,798.43
     55         11.45           92,602,497.70       55       11.68           92,656,368.23
     56         11.84           90,869,214.47       56       12.07           90,928,357.02
     57         11.48           89,140,904.48       57       11.72           89,205,311.65
     58         11.52           87,411,241.43       58       11.77           87,481,458.66
     59         11.90           85,686,223.60       59       12.17           85,762,701.58
     60         11.52           83,967,765.77       60       11.78           84,050,495.65
     61         11.91           82,255,655.84       61       12.17           82,344,627.94
     62         11.52           80,549,860.70       62       11.78           80,645,065.28
     63         11.53           78,850,348.33       63       11.79           78,951,801.67
     64         12.77           77,157,178.57       64       13.06           77,265,089.17
     65         11.53           75,470,375.65       65       11.80           75,584,737.10
     66         11.92           73,789,794.81       66       12.19           73,910,596.66
     67         11.54           72,115,363.21       67       11.80           72,242,594.96
     68         11.92           70,447,048.34       68       12.20           70,580,699.40
     69         11.54           68,784,817.76       69       11.81           68,924,878.35
     70         11.54           67,128,712.95       70       11.81           67,275,172.34
     71         11.93           65,478,750.53       71       12.21           65,631,597.95
     72         11.55           63,834,809.47       72       11.81           63,994,034.04
     73         11.93           62,196,822.90       73       12.21           62,362,413.69
     74         11.55           60,564,758.87       74       11.82           60,736,704.85
     75         11.55           58,938,585.51       75       11.82           59,116,875.57
     76         12.80           57,318,335.19       76       13.09           57,502,958.15
     77         11.56           55,704,013.55       77       11.83           55,894,963.36
     78         11.95           54,095,498.02       78       12.22           54,292,782.31
     79         11.56           52,492,745.93       79       11.83           52,696,353.16
     80         11.95           50,895,725.84       80       12.23           51,105,644.40
     81         11.56           49,304,406.42       81       11.83           49,520,624.60
     82         11.57           47,718,789.47       82       11.84           47,941,315.40
     83         11.95           46,138,826.86       83       12.23           46,367,665.75
     84         11.57           44,564,471.30       84       11.84           44,799,611.01
     85         11.96           42,995,691.78       85       12.24           43,237,120.07
     86         11.57           41,432,457.40       86       11.84           41,680,161.92
     87         11.57           39,874,737.34       87       11.84           40,128,705.62
     88         12.37           38,322,500.86       88       12.66           38,582,720.32
     89         11.58           36,775,717.30       89       11.85           37,042,175.24
     90         11.96           35,234,356.08       90       12.24           35,507,039.69
     91         11.58           33,698,386.70       91       11.85           33,977,283.04
     92         11.97           32,167,778.76       92       12.25           32,452,874.76
     93         11.58           30,642,501.90       93       11.85           30,933,784.37
     94         11.58           29,122,525.88       94       11.85           29,419,981.49
     95         11.97           27,607,820.50       95       12.25           27,911,435.79
     96         11.58           26,098,355.67       96       11.86           26,408,117.05
     97         11.97           24,594,101.35       97       12.25           24,909,995.08
     98         11.59           23,095,027.60       98       11.86           23,417,039.79
     99         11.59           21,601,104.53       99       11.86           21,929,221.17
    100         12.83           20,112,302.34      100       13.13           20,446,509.26
    101         11.59           18,628,591.30      101       11.86           18,968,874.17
    102         11.98           17,149,941.76      102       12.26           17,496,286.10
    103         11.59           15,676,324.12      103       11.87           16,028,715.30
    104         11.98           14,207,708.88      104       12.26           14,566,132.09
    105         11.60           12,744,066.59      105       11.87           13,108,506.88
    106         11.60           11,285,367.88      106       11.87           11,655,810.13
    107         11.99            9,831,583.45      107       12.27           10,208,012.35
    108         11.60            8,382,684.06      108       11.87            8,765,084.14
    109         11.99            6,938,640.54      109       12.27            7,326,996.17
    110         11.61            5,499,423.80      110       11.88            5,893,719.15
    111         11.61            4,065,004.81      111       11.88            4,465,223.86
    112         12.85            2,635,354.59      112       13.15            3,041,481.15
    113         11.61            1,210,444.26      113       11.88            1,622,461.94
                                                   114       12.28              208,137.20